CCRF Prime Portfolio
Institutional Class Shares
IllinoisPrimeSM Shares

CCRF Federal Portfolio
Institutional Class Shares

SNAP® Fund

Supplement to the Prospectuses and Statements of Additional Information
Dated October 31, 2007

The information below supplements and amends certain information contained in the Prospectuses and Statements of Additional Information of: CCRF Prime Portfolio, CCRF Federal Portfolio and SNAP® Fund (each a “Fund,” and collectively, the “Funds”).

Reorganization of the Company

On July 3, 2008, the Board of Directors (the “Board”) of Commonwealth Cash Reserve Fund, Inc. (the “Company”) approved a proposal to convert the Company from a Virginia corporation to a Virginia business trust and to rename it “PFM Funds,” subject to approval of shareholders of the Company.

Additionally, pursuant to an Agreement and Plan of Reorganization (the “Plan”), the Board approved the combination of the CCRF Prime Portfolio (“CCRF Prime) into the SNAP® Fund (to be renamed “Prime Series” following the reorganization). In accordance with the Plan, subject to the approval of shareholders of CCRF Prime, CCRF Prime will transfer all of its assets and certain identified liabilities to Prime Series and in return, Prime Series will issue shares of its Institutional Class to shareholders of CCRF Prime in an amount equal to the value of their CCRF Prime shares.

Redemptions of Shares

The following supplements the information set forth in the section of the Prospectuses captioned “HOW TO PURCHASE AND REDEEM SHARES - Redemptions” and in the section of the Statements of Additional Information captioned “Further Information about Purchases and Redemptions”:

The Company has adopted a policy under which the right of shareholders to redeem shares of the Funds will not be suspended. All other policies of the Company with respect to redemptions of shares of the Funds and the payment of redemption proceeds, as described in the Prospectuses and in the Statement of Additional Information, remain in effect.

The date of this Supplement is July 7, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.